EXHIBIT 25.1
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

 Check if an Application to Determine Eligibility of a trustee Pursuant to
 Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                 New York                                      13-4941093
(Jurisdiction of incorporation or organization              (I.R.S. employer
        if not a U.S. national bank)                        identification no.)

                               Wall Street Plaza
                                 88 Pine Street
                            New York, New York 10005
              (Address of principal executive offices) (Zip code)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                               Wall Street Plaza
                    88 Pine Street, New York, New York 10005
                                 (212) 701-7602
           (Name, address and telephone number of agent for service)

                      ------------------------------------

                              COMCAST CORPORATION
              (Exact name of obligor as specified in its charter)

          Pennsylvania                                            23-1709202
(State or other jurisdiction of                                (I.R.S. employer
 incorporation or organization)                                 identification
            number)
                               1500 Market Street
                     Philadelphia, Pennsylvania 19102-2148
                    (Address of principal executive offices)

                     --------------------------------------

                             Senior Debt Securities
                      (Title of the indenture securities)

===============================================================================

Item 1.        General Information.

               Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                     Federal Reserve Bank of New York
                     33 Liberty Street, New York N.Y. 10045

                     State of New York Banking Department
                     2 Rector Street, New York, N.Y. 10006

         (b)   Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise corporate trust powers.

Item 2.        Affiliations with the Obligor.

               If the obligor is an affiliate of the trustee, describe each such affiliation.

               The obligor is not an affiliate of the trustee.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1 - Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No.
                  33-46118.

         Exhibit 4 - Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

         Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

         Exhibit 7 - A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 23rd day of June, 1999.

                                       BANK OF MONTREAL TRUST COMPANY


                                       By: /s/ Amy S. Roberts
                                           ------------------------------
                                           Amy S. Roberts
                                           Vice President

                                                                     EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK
                       ---------------------------------

ASSETS

Due From Banks                                                  $   677,400
                                                                -----------

Investment Securities:
         State & Municipal                                       16,513,582
         Other                                                          100
                                                                -----------
Total Securities                                                 16,513,682

Loans and Advances
         Federal Funds Sold                                      20,900,000
         Overdrafts                                                  12,169
                                                                -----------
                  Total Loans and Advances                       20,912,169

Investment in Harris Trust, NY                                    8,725,608
Premises and Equipment                                              475,614
Other Assets                                                      2,636,845
                                                                -----------
                                                                 11,838,067

                  TOTAL ASSETS                                  $49,941,318
                                                                ===========

LIABILITIES

Trust Deposits                                                  $ 8,191,549
Other Liabilities                                                16,944,443
                                                                -----------
                  TOTAL LIABILITIES                              25,135,992

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
         Fully Paid - 10,000 Shares of $100 Each                  1,000,000
Surplus                                                           4,222,188
Retained Earnings                                                19,605,350
Equity - Municipal Gain/Loss                                        (22,212)
                                                                -----------
                  TOTAL CAPITAL ACCOUNTS                         24,805,326
                                                                -----------
                  TOTAL LIABILITIES
                  AND CAPITAL ACCOUNTS                          $49,941,318
                                                                ===========

         I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                            Mark F. McLaughlin
                                            June 30, 1998

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                 Sanjiv Tandon
                                 Kevin O. Healy
                              Steven R. Rothbloom